Exhibit 99.1

INVESTOR PRESENTATION
INVESTOR PRESENTATION
APRIL 2008

Over a century old,
Darling International Inc.
is America’s leading provider
of rendering, recycling and
recovery solutions to the
nation’s food industry.
Over a century old,
Darling International Inc.
is America’s leading provider
of rendering, recycling and
recovery solutions to the
nation’s food industry.
Company Information

This presentation contains forward-looking statements regarding the business operations of Darling and the industry in which it operates. These statements are identified by words such as “may,” “will,” “expect,” “believe,” “intend,” “anticipate,”
“should,” “estimate,” “continue,” and other words referring to events to occur in the future. These statements reflect Darling's current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties beyond its control, including business and economic conditions in its existing markets that could cause actual results to differ materially from those projected in the forward-looking statements. Other risks and uncertainties regarding Darling, its business and the industry in which it operates are referenced from time to time in the Company's filings with the Securities and Exchange Commission. Darling is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.
This presentation contains forward-looking statements regarding the business operations of Darling and the industry in which it operates. These statements are identified by words such as “may,” “will,” “expect,” “believe,” “intend,” “anticipate,”
“should,” “estimate,” “continue,” and other words referring to events to occur in the future. These statements reflect Darling's current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties beyond its control, including business and economic conditions in its existing markets that could cause actual results to differ materially from those projected in the forward-looking statements. Other risks and uncertainties regarding Darling, its business and the industry in which it operates are referenced from time to time in the Company's filings with the Securities and Exchange Commission. Darling is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.
Forward-Looking Statements

Darling at a Glance
• Founded in 1882; public since 1994
• Founded in 1882; public since 1994
• 125 years old
• 125 years old
• Corporate headquarters in Irving, Texas
• Corporate headquarters in Irving, Texas
• 77 locations across the US
• 77 locations across the US
• 1,880 employees nationwide
• 1,880 employees nationwide
• Fleet of approximately 1,000 trucks and tractor-trailers
• Fleet of approximately 1,000 trucks and tractor-trailers
• NYSE: DAR (transferred from AMEX October 2007)
• NYSE: DAR (transferred from AMEX October 2007)
• Financial metrics:
 - $1 billion market capitalization
 - $645 million of annual revenues
• Financial metrics:
 - $1 billion market capitalization
 - $645 million of annual revenues

Industry Overview
• Animal and food by-product recycling industry is
 “mission critical” in the food supply chain and is the
 most efficient and environmentally sound disposal
 alternative for a sustainable society.
• Animal and food by-product recycling industry is
 “mission critical” in the food supply chain and is the
 most efficient and environmentally sound disposal
 alternative for a sustainable society.
• Over 50 billion pounds of inedible by-products
 generated annually from meat packers, poultry
 processors and retail food stores
• Over 50 billion pounds of inedible by-products
 generated annually from meat packers, poultry
 processors and retail food stores

RAW MATERIAL
Tallow
Meat & Bone
Grease
Hides
Leather
Shoes
Garments
Upholstery
Bio-
Fuels
Animal
Feed
Pet
Food
Poultry
Feed
Hog
Food
Animal
Feed
Pet
Food
Bio-
Fuels
Soap
Linoleic
Acid
Oleic
Acid
Glycerine
Stearic
Acid
Fertilizer
Lubricants
Textiles
Plastics
Shampoo
Emulsifiers
Cleaners
Creams
Esters
Paints
Plastics
Lubricants
Inks
Glues
Solvents
Antifreeze
Explosives
Rubber
Plastics
Tires
Lubricants
Finished
Products
Finished
Products
Component
By-Products
Component
By-Products
Component
By-Products
Applications
Component
By-Products
Applications
Industry Overview

Creating value by leveraging our core competencies in
collection, processing and marketing
Creating value by leveraging our core competencies in
collection, processing and marketing
Industry Leader
• Largest and only publicly traded US provider of rendering, recycling and recovery solutions
• Largest and only publicly traded US provider of rendering, recycling and recovery solutions
• Only rendering company with a national footprint
 - Network of 39 processing facilities from coast to coast
 - Supported by 38 reload/transfer stations
• Only rendering company with a national footprint
 - Network of 39 processing facilities from coast to coast
 - Supported by 38 reload/transfer stations
• Established “fee for service” business model in 1999
• Established “fee for service” business model in 1999
• Exports finished goods to over 35 countries
• Exports finished goods to over 35 countries
• Loyal relationships with suppliers and reputation for
 outstanding and reliable service
• Loyal relationships with suppliers and reputation for
 outstanding and reliable service
• Experienced management team
• Experienced management team

Well positioned for opportunistic growth and delivering value to our stockholders
Well positioned for opportunistic growth and delivering value to our stockholders
Darling’s Value Proposition
• Unmatched capabilities and breadth of
 service offerings
• Unmatched capabilities and breadth of
 service offerings
• Diversified business model
• Diversified business model
• Diversified raw material stream
• Diversified raw material stream
• Uniquely positioned to capitalize on favorable market
 and regulatory trends
 - Increasing government regulation of waste disposal
 - Projected growth in restaurant services
 - Emergence of renewable fuels market
• Uniquely positioned to capitalize on favorable market
 and regulatory trends
 - Increasing government regulation of waste disposal
 - Projected growth in restaurant services
 - Emergence of renewable fuels market

Healthy Capital Structure
Healthy Capital Structure
Darling’s Value Proposition
• Sizeable unused revolving credit available
• Sizeable unused revolving credit available
• Proven ability to monetize stock
• Proven ability to monetize stock
• Favorable Debt/EBITDA ratio (0.4:1)
• Favorable Debt/EBITDA ratio (0.4:1)

Rendering
Rendering
Rendering is the process of recycling animal and food waste products into useful commercial goods, including tallow, protein meals (meat and bone meal), yellow grease, and hides.
Rendering is the process of recycling animal and food waste products into useful commercial goods, including tallow, protein meals (meat and bone meal), yellow grease, and hides.
Restaurant Services
Restaurant Services
Darling is the only US provider of collection, storage, transport, and recycling of old grease on a national scale.
Darling is the only US provider of collection, storage, transport, and recycling of old grease on a national scale.
Business Segments

Darling operates a fleet of approx 1,000 trucks to collect raw materials from approx 115,000 food service establishments, butcher shops, grocery stores, and independent meat and poultry processors nationwide.
Darling operates a fleet of approx 1,000 trucks to collect raw materials from approx 115,000 food service establishments, butcher shops, grocery stores, and independent meat and poultry processors nationwide.
“Formula” basis: Applied to approx 55% of Darling’s annual raw material volume; cost is tied to published finished product commodity prices after deducting a fixed service charge.
“Formula” basis: Applied to approx 55% of Darling’s annual raw material volume; cost is tied to published finished product commodity prices after deducting a fixed service charge.
“Non-formula” basis: Applied to remaining volume; suppliers are either paid a fixed price, are not paid, or are charged for the expense of collection, depending on various economic and competitive factors
“Non-formula” basis: Applied to remaining volume; suppliers are either paid a fixed price, are not paid, or are charged for the expense of collection, depending on various economic and competitive factors
Darling markets finished products worldwide.
Primarily BFT and YG, and also MBM, a protein;
Oils used in pet food, animal feed, soaps;
Oleo-chemical producers use oils to produce ingredients for paint, rubber, paper, concrete, plastics;
MBM is used as high protein additives in pet food and animal feed
Darling markets finished products worldwide.
Primarily BFT and YG, and also MBM, a protein;
Oils used in pet food, animal feed, soaps;
Oleo-chemical producers use oils to produce ingredients for paint, rubber, paper, concrete, plastics;
MBM is used as high protein additives in pet food and animal feed
Purchase &
Collection
Purchase &
Collection
Pricing
Pricing
Marketing,
Sales &
Distribution
Marketing,
Sales &
Distribution
Rendering Overview

• A consistent and high quality branded product that has
 been recognized by the industry in excess of 30 years
• A consistent and high quality branded product that has
 been recognized by the industry in excess of 30 years
Qual-Pet

Macro Factors Impacting Performance
• Raw material supply
 - Fluctuations in demand for proteins
 - Trade constraints
• Raw material supply
 - Fluctuations in demand for proteins
 - Trade constraints
• Finished product prices
• Finished product prices
• Energy costs
• Energy costs

Processing Facilities & Serviced Areas

Smooth & Successful Integration of
National By-Products (NBP)
✓  Implemented operational best practices
✓  Implemented operational best practices
✓  Completed route optimization
✓  Completed route optimization
✓  Redirected raw material
✓  Redirected raw material
✓  Closed non-essential facilities
✓  Closed non-essential facilities
✓  Administrative improvements substantially complete
✓  Administrative improvements substantially complete

•  Premium service offered in conjunction with COR
 - Self-contained used cooking oil storage system
  inside or outside customer’s premises
•  Premium service offered in conjunction with COR
 - Self-contained used cooking oil storage system
  inside or outside customer’s premises
•  Grease trap maintenance and cleaning service
 - Operates in 20 markets
 - Customers represent FSEs, malls and
  industrial food processors
•  Grease trap maintenance and cleaning service
 - Operates in 20 markets
 - Customers represent FSEs, malls and
  industrial food processors
• Basic cooking oil removal (COR) service
 - Collection of used cooking oil from
  inside systems or outside corrals
• Basic cooking oil removal (COR) service
 - Collection of used cooking oil from
  inside systems or outside corrals
❖ Recently designated by McDonald’s Corporation as a Preferred Vendor.
Restaurant Services Overview

• Environmentally safe and efficient - Used cooking oil
 is pumped directly into sealed, insulated CleanStar
 storage tank with press of a button
• Environmentally safe and efficient - Used cooking oil
 is pumped directly into sealed, insulated CleanStar
 storage tank with press of a button
• Customer choice - Option of inside or outside storage
 systems to fit customer needs
• Customer choice - Option of inside or outside storage
 systems to fit customer needs
CleanStar

• Ongoing maintenance - Provides manpower,
 equipment and expertise to find and fix grease
 trap problems
• Ongoing maintenance - Provides manpower,
 equipment and expertise to find and fix grease
 trap problems
• Compliance - Removed material is tracked
 and handled in a legal and environmentally
 sound manner
• Compliance - Removed material is tracked
 and handled in a legal and environmentally
 sound manner
Torvac (Trap)

• Bundled services - Complete, individualized used
 cooking oil collection and recycling services
 nationwide through local providers
• Bundled services - Complete, individualized used
 cooking oil collection and recycling services
 nationwide through local providers
• Environmental compliance - Efficient, reliable
 pickup and disposal of non-recyclable waste
• Environmental compliance - Efficient, reliable
 pickup and disposal of non-recyclable waste
Cooking Oil Removal

• Manages grease and rendering related service needs.
• Manages grease and rendering related service needs.
• Ensures compliance for trap regulations and
 ordinances.
• Ensures compliance for trap regulations and
 ordinances.
• 24 hr/day, 7 day/week high-quality customer service.
• 24 hr/day, 7 day/week high-quality customer service.
• Web-based records management system.
• Web-based records management system.
National Service Center
Darling’s National Service Center (NSC)
offers complete service management for all
cooking oil removal, grease trap and
rendering services.
Darling’s National Service Center (NSC)
offers complete service management for all
cooking oil removal, grease trap and
rendering services.

(in millions)
(in millions)
Total Revenues

(in millions)
(in millions)
Operating Cash Flows

Renewable Fuels
• Fuels produced from bio-mass or
 non-petroleum sources
• Fuels produced from bio-mass or
 non-petroleum sources
• Only work with mandates/subsidies or high oil prices
• Only work with mandates/subsidies or high oil prices
• Dependent on Washington D.C.
• Dependent on Washington D.C.
 - Direct subsidies
 - Direct subsidies
 - Mandates (Congress recently set significant targets
   which now includes bio-fuels as well as ethanol.)
 - Mandates (Congress recently set significant targets
   which now includes bio-fuels as well as ethanol.)

Competitive Advantages
• Darling is uniquely positioned to capitalize on emerging
 bio-fuel opportunities.
• Darling is uniquely positioned to capitalize on emerging
 bio-fuel opportunities.
 - Concentrated regions which source large, stable
   supplies of raw materials
 - Concentrated regions which source large, stable
   supplies of raw materials
 - Top producer of rendered fats and greases
 - Top producer of rendered fats and greases
 - Historically, animal fats and greases have
  traded at a discount to vegetable oils
 - Historically, animal fats and greases have
  traded at a discount to vegetable oils
 - Elasticity of animal fats and greases decouple
  it from the food vs. fuel debate
 - Elasticity of animal fats and greases decouple
  it from the food vs. fuel debate
 - Animal fats and grease will ultimately trade
  BTU equivalent over time
 - Animal fats and grease will ultimately trade
  BTU equivalent over time

4 Opportunities Exist Today
1: Alternative Fuel Mixture Tax Credit
1: Alternative Fuel Mixture Tax Credit
• Pays Darling 50 cents per gallon to burn
 fats/greases in our boilers
• Pays Darling 50 cents per gallon to burn
 fats/greases in our boilers
• Opportunistic calculation versus natural gas
• Opportunistic calculation versus natural gas
• Limited to no capital involved
• Limited to no capital involved
• Current subsidy is through 2009
• Current subsidy is through 2009
• Proposed legislation extends through 2012
• Proposed legislation extends through 2012

4 Opportunities: Bio Diesel
2: Bio Diesel
 Production of a Fatty Acid Methyl Ester
 from a triglyceride feedstock
2: Bio Diesel
 Production of a Fatty Acid Methyl Ester
 from a triglyceride feedstock
• Process is well known and fully commercialized
• Process is well known and fully commercialized
• Issues exist with handling FFA, metals, phosphorus
 and other contaminants
• Issues exist with handling FFA, metals, phosphorus
 and other contaminants
• Finished product has cold flow issues but are
 diminished when blended at 5% or less
• Finished product has cold flow issues but are
 diminished when blended at 5% or less
• Several animal fat plants under construction or
 contemplated in U.S., Europe and South America
• Several animal fat plants under construction or
 contemplated in U.S., Europe and South America
• $1.00 per gallon for virgin oils and $.50 cents per
 gallon for used cooking oil
• $1.00 per gallon for virgin oils and $.50 cents per
 gallon for used cooking oil

4 Opportunities: Green Diesel
3: Green Diesel
 Green or renewable diesel is the process of
 converting a triglyceride to a hydrocarbon.
3: Green Diesel
 Green or renewable diesel is the process of
 converting a triglyceride to a hydrocarbon.
• Utilizes known petroleum-focused processes
• Utilizes known petroleum-focused processes
• Finished product is more fungible than bio-diesel
 - Higher Cetane
 - Better cold flow properties
 - Zero sulfur for upgrading distillate streams
 - Pipeline ready
• Finished product is more fungible than bio-diesel
 - Higher Cetane
 - Better cold flow properties
 - Zero sulfur for upgrading distillate streams
 - Pipeline ready
• $1.00 per gallon for both animal fats and used
 cooking oil.
• $1.00 per gallon for both animal fats and used
 cooking oil.

4 Opportunities: Co-Processing
4: Co-Processing
 The introduction of vegetable oils, fats and
 greases as a blend feedstock with petroleum.
4: Co-Processing
 The introduction of vegetable oils, fats and
 greases as a blend feedstock with petroleum.
• Introduced at 2-5% with distillate stream prior to hydro
 treating
• Introduced at 2-5% with distillate stream prior to hydro
 treating
• Allows petroleum companies to participate in
 renewable fuels, however, it displaces current
 refining capacity and adds no new capacity
• Allows petroleum companies to participate in
 renewable fuels, however, it displaces current
 refining capacity and adds no new capacity
• Legislation has been introduced to defeat or
 minimize this opportunity
• Legislation has been introduced to defeat or
 minimize this opportunity

Renewable Fuels: What’s Next?
• Waiting for Washington to clarify final subsidies
• Waiting for Washington to clarify final subsidies
• Technology is rapidly evolving
• Technology is rapidly evolving
• Potentially green diesel is a better solution
• Potentially green diesel is a better solution
• Ultimately DAR is well positioned to participate
• Ultimately DAR is well positioned to participate

INVESTOR PRESENTATION
INVESTOR PRESENTATION
For more information, visit www.darlingii.com